UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2012

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-54615 (Commission File Number)	45-2918121 (I.R.S. Employer Identification No.)

255 Shoreline Drive, Suite 428 Redwood City, California (Address of principal executive offices)	94065 (Zip Code)

Registrant’s telephone number, including area code: (877) 700-0527

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Effective as of June 25, 2012, the Board of Directors (the “Board”) and sole stockholder of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the “Company”) amended the Company’s Articles of Amendment and Restatement by filing Second Articles of Amendment and Restatement of the Company (the “Amendment”) with the State Department of Assessments and Taxation of the State of Maryland. The Amendment made revisions to the Company’s Articles of Amendment and Restatement as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Company’s offering, which include the following, in pertinent part:

•	Section 5.8.1 was added to clarify that investor suitability standards include fiduciary accounts.

•	Section 6.1. was amended to clarify that, as allowed under state law, stockholders may amend the Articles of Incorporation following a determination by the board of directors that such amendment is advisable.

•	Section 7.2 was amended to provide that the Company will not incur the cost of the portion of liability insurance which insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

•	Section 8.3 was amended to provide that in the event the Adviser terminates the Investment Advisory Agreement between the Company and the Adviser, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal.

•	Section 10.7 was added to provide that the Company may not acquire assets in exchange for capital stock of the Company without approval of a majority of the Board, including a majority of the Independent Directors.

•	Section 10.8 was added to provide that the Company shall not grant or entitle the Adviser an exclusive right to sell or exclusive employment to sell assets for the Company.

•	Section 10.9 was added to provide that the Company shall cause the Adviser to agree to not accept rebates, kickbacks and reciprocal arrangements in contravention of state or federal securities law.

•	Section 10.10 was added to provide that the Company shall cause the Adviser to covenant that it will not commingle the Company’s funds with the funds of any other entity.

•	Section 11.1 was modified to clarify that stockholders may amend the Articles of Incorporation without the necessity for concurrence by the Adviser.

•	Section 11.5 was added to provide that the Chairman of the Board, the Chief Executive Officer, the President or the Board may call a special meeting of the stockholders, and subject to the Company’s Bylaws, the Secretary of the Company shall call a special meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

•	Article XIII was amended to include definitions for Cash Available for Distribution, Cash Flow, and Initial Public Offering.

Capitalized terms not defined herein take the definitions provided in the Amendment. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Second Articles of Amendment and Restatement of VII Peaks-KBR Co-Optivist Income BDC II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

Date:	June 27, 2012	By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
3.1	Second Articles of Amendment and Restatement of VII Peaks-KBR Co-Optivist Income BDC II, Inc.